UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2022

Anzu Special Acquisition Corp I

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40133 (Commission File Number)	86-1369123 (IRS Employer Identification No.)

12610 Race Track Road, Suite 250 Tampa, FL (Address of principal executive offices)	33626 (Zip Code)

Registrant’s telephone number, including area code: (202) 742-5870

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one redeemable Warrant	ANZUU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ANZU	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ANZUW	The Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2022, the Board of Directors (the “Board”) of Anzu Special Acquisition Corp I (the “Company”) increased the size of the Board from three directors to five directors and appointed Daniel J. Hirsch and Diane L. Dewbrey as members of the Board, effective immediately, to fill the vacancies created by the increase of the size of the Board. The Board also determined that Ms. Dewbrey is an independent director as defined in the listing standards of The Nasdaq Stock Market LLC, and appointed Ms. Dewbrey as a member of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and a special committee of the Board, and as chair of the Compensation Committee.

In addition, on October 1, 2022, the Board appointed Mr. Hirsh as the Chief Financial Officer and Corporate Secretary of the Company.

Mr. Hirsch, age 48, was a principal of Cascade Acquisition Holdings, LLC, the sponsor of a special purpose acquisition company, Cascade Acquisition Corp. (NYSE: CAS), formed in November 2020, and served as its chief operating officer and chief financial officer through May 2022. Mr. Hirsch served as a consultant to Trinity Real Estate Investments, LLC from January 2019 through November 2019 in connection with Trinity’s sponsorship of a special purpose acquisition company, Trinity Merger Corp, which completed its initial business combination in November 2019 with Broadmark Realty Capital (NYSE: BRMK) (“Broadmark”). From November 2019 through present, Mr. Hirsch has served on the board of Broadmark and is currently the chair of the Nominating and Governance Committee and a member of the Compensation Committee and the Finance Committee. In addition, Mr. Hirsch has served on the board of The Macerich Company (NYSE: MAC) since 2018 and is currently a member of the Compensation Committee and Nominating and Governance Committee. In addition, Mr. Hirsch served as a consultant to Farallon Capital Management, L.L.C. (“Farallon”), an investment firm that manages capital on behalf of institutions and individuals, for which he has served as a board designee with respect to Farallon’s investment in Playa Hotels & Resorts N.V. (NASDAQ: PLYA), from January 2017 to March 2020. During his tenure as a director at Playa Hotels & Resorts N.V., Mr. Hirsch served as the chair of the Compensation Committee, and a member of the Nominating and Governance Committee and Capital Allocation Committee. Previously, from November 2003 to December 2016, Mr. Hirsch held several senior positions at Farallon, including Managing Member of the Real Estate Group from 2009 to December 2016, Managing Director from 2007 to 2008 and Legal Counsel from 2003 to 2006. Prior to joining Farallon, Mr. Hirsch worked as an associate in the San Francisco office of the law firm Covington & Burling LLP, from 2001 to 2003. Mr. Hirsch graduated from Yale Law School with a J.D. and earned a Bachelor of Arts degree, summa cum laude, in Law, Jurisprudence and Social Thought from Amherst College.

Since November 2018, Ms. Dewbrey, age 58, has served as an independent director of MBIA Inc., a NYSE-listed holding company whose subsidiaries provide financial guarantee insurance and other specialized financial services. Ms. Dewbrey serves on MBIA’s Audit Committee, Compensation and Governance Committee, and Finance and Risk Committee. Since July 2022, Ms. Dewbrey has been a director of Chandler Asset Management (ESOP) and a member of its Compensation Committee. Additionally, Ms. Dewbrey served on Barrett Business Services, Inc. (NASDAQ: BBSI) from November 2019 to June 2022 and was Chair of the Nominating/Governance Committee, and from 2020 to 2021 she was a Board Advisor to Organic Valley Cooperative, largest organic dairy US cooperative, where she participated in all the director committees. For five years, until its merger with Consolidated Communications in 2014, Ms. Dewbrey served as an independent director and then chair (2013-14) of the board of Enventis, Inc. Prior to serving as a director at Enventis, she held various senior positions at Fifth Third Bancorp, where over an eighteen-year period she became Senior Vice President & Director of Central Operations and a member of the Executive Management Team. Then, she served as CEO of Foundation Bank from 2006 to 2015, and was Director of the Foundation Bancorp and Foundation Bank Board. Ms. Dewbrey is currently a director of the YMCA of The USA where she serves as Chair of the Investment Committee. Ms. Dewbrey earned her BS degree in Mathematics from Xavier University.

In connection with Mr. Hirsch’s and Ms. Dewbrey’s appointment as directors, Anzu SPAC GP I LLC, the Company’s sponsor, transferred 25,000 shares of the Company’s Class B common stock to each of Mr. Hirsh and Ms. Dewbrey. The Company has entered into indemnification agreements and letter agreements with Mr. Hirsch and Ms. Dewbrey in connection with their appointments to the Board, which are in substantially the same form as those entered into with the executive officers and other directors of the Company. Neither Mr. Hirsch nor Ms. Dewbrey, nor any member of their respective immediate families, has or had a direct or indirect interest in any transaction in which the Company or any of its subsidiaries is or was a participant that would be required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 4, 2022

Anzu Special Acquisition Corp I

By:	/s/ Dr. Whitney Haring-Smith
Dr. Whitney Haring-Smith Chief Executive Officer